UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2020

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

A special committee of independent and disinterested directors formed by the board of directors of Liberty Broadband Corporation, a Delaware corporation (“Liberty Broadband”), and a special committee of independent and disinterested directors formed by the board of directors of GCI Liberty, Inc., a Delaware corporation (“GCI Liberty”), have informed Liberty Broadband and GCI Liberty that the special committees have reached a preliminary understanding regarding a possible exchange ratio (“Possible Exchange Ratio”) for a potential business combination transaction between Liberty Broadband and GCI Liberty (the “Potential Combination”), in which Liberty Broadband would acquire all of the outstanding shares of Series A common stock, Series B common stock, and Series A Cumulative Redeemable Preferred Stock (“GCI Liberty Preferred Stock”), of GCI Liberty in a stock-for-stock merger. The Possible Exchange Ratio, which remains subject to the negotiation of mutually acceptable transaction agreements, would consist of (i) 0.5800 of a share of Liberty Broadband Series C common stock for each outstanding share of GCI Liberty Series A common stock, (ii) 0.5800 of a share of Liberty Broadband Series B common stock for each outstanding share of GCI Liberty Series B common stock, and (iii) one share of a newly issued series of preferred stock of Liberty Broadband (“Liberty Broadband Preferred Stock”) for each outstanding share of GCI Liberty Preferred Stock, with the new Liberty Broadband Preferred Stock bearing substantially identical terms and conditions to the GCI Liberty Preferred Stock. GCI Liberty’s outstanding equity awards would be converted into equivalent equity awards at Liberty Broadband with respect to the applicable series of Liberty Broadband stock payable in the Potential Combination with respect to the series of GCI Liberty stock underlying the applicable award, in each case, with vesting to continue based on the original vesting schedule of the underlying award. No such awards are expected to be accelerated in the Potential Combination.

The special committees of each of GCI Liberty and Liberty Broadband also reached a preliminary understanding with John C. Malone, Chairman of the Board of each of GCI Liberty and Liberty Broadband, pursuant to which, at the closing of the Potential Combination, Mr. Malone would agree to receive shares of Liberty Broadband Series C common stock in lieu of an equal number of shares of Liberty Broadband Series B common stock he would be entitled to receive in the Potential Combination such that Mr. Malone would have beneficial ownership of not more than approximately 49% of Liberty Broadband’s aggregate outstanding voting power (“Target Voting Power”) immediately following the closing (which is equal to the aggregate voting power in Liberty Broadband beneficially owned by Mr. Malone at the date of this report). Mr. Malone would also have the right to exchange such shares of Liberty Broadband Series C common stock for Liberty Broadband Series B common stock, on a one-for-one basis, to preserve his Target Voting Power following the occurrence of any voting dilution events.

Prior to any negotiations, including any discussions regarding a Possible Exchange Ratio or regarding any arrangements with Mr. Malone, the special committees of GCI Liberty and Liberty Broadband were formed and agreed with each other and with Mr. Malone that any Potential Combination would be subject to and conditioned upon (i) the negotiation by, and approval of, each special committee and (ii) approval by a non-waivable vote of the holders of a majority of the voting power of the outstanding shares of each company not held by Mr. Malone or any other interested parties.

Liberty Broadband expects that there will be continued discussions between and among the special committees and Mr. Malone regarding a Potential Combination and related matters, including the negotiation of mutually acceptable transaction agreements.  There can be no assurance, however, that any discussions that occur hereafter will result in the entry into definitive agreements concerning a Potential Combination or, if such definitive agreements are reached, that such definitive agreements will contain transaction terms consistent with those described above, nor can there be any assurance that a Potential Combination will ultimately be consummated.  Discussions concerning a Potential Combination may be terminated at any time and without prior notice.

Liberty Broadband does not intend to disclose developments with respect to the foregoing unless and until the special committees and the boards of directors of each of GCI Liberty and Liberty Broadband have approved a specific transaction, if any, except as may be required by law.

This Current Report on Form 8-K is being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

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Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. Similarly, statements herein that describe the Possible Exchange Ratio or the Potential Combination, including its financial and operational impact, and other statements of the parties’ or management’s plans, expectations, objectives, projections, beliefs, intentions, goals, and statements about the benefits of the Potential Combination, and other statements that are not historical facts are also forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Liberty Broadband or GCI Liberty stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the unpredictability of the commercial success of Liberty Broadband’s or GCI Liberty’s respective businesses or operations; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transactions; the risk that any announcements relating to the Potential Combination could have adverse effects on the market price of common stock of Liberty Broadband or GCI Liberty; the ability of the parties to consummate the Potential Combination on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the Potential Combination, including, but not limited to, approval by the stockholders of Liberty Broadband and GCI Liberty; the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability to successfully integrate the businesses; the ability of Liberty Broadband to implement its plans, forecasts and other expectations with respect to GCI Liberty’s business after the completion of the Potential Combination and realize expected benefits; the diversion of management’s attention from ongoing business operations and opportunities; and litigation relating to the transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty Broadband expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Broadband’s or GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Broadband and GCI Liberty, including the most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for additional information about Liberty Broadband and GCI Liberty and about the risks and uncertainties related to the business of each of Liberty Broadband and GCI Liberty which may affect the statements made in this Current Report on Form 8-K.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020

LIBERTY BROADBAND CORPORATION

By:	/s/ Katherine C. Jewell
	Name:	Katherine C. Jewell
	Title:	Assistant Vice President and Assistant Secretary

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